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                                                                       EXHIBIT 6

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Common Stock, no par value per share, of Whole Foods Market, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

September 9, 1996

                                     GS CAPITAL PARTNERS, L.P.

                                        By:  GS Advisors, L.P.,
                                             its general partner


                                        By:  GS Advisors, Inc.,
                                             its general partner


                                        By:  \s\ Richard A. Friedman
                                             ---------------------------
                                             Name:  Richard A. Friedman
                                             Title: President

                                     GS ADVISORS, L.P.

                                        By:  GS Advisors, Inc.
                                             its general partner

                                        By:  \s\ Richard A. Friedman
                                             ---------------------------
                                             Name:  Richard A. Friedman
                                             Title: President


                                     GOLDMAN, SACHS & CO.

                                        By:  \s\ Richard A. Friedman
                                             ---------------------------
                                             Name:  Richard A. Friedman
                                             Title: General Partner

                                     THE GOLDMAN SACHS GROUP, L.P.

                                        By:  \s\ Richard A. Friedman
                                             ---------------------------
                                             Name:  Richard A. Friedman
                                             Title: General Partner